10. INCOME TAXES	12 Months Ended
Jun. 30, 2014
Income Tax Disclosure [Abstract]
10. INCOME TAXES

The Company has had no income tax expense or benefit since inception because of operating losses, except for amounts recognized for sales of New Jersey state net operating loss carryforwards. Deferred tax assets and liabilities are determined based on the estimated future tax effect of differences between the financial statement and tax reporting basis of assets and liabilities, as well as for net operating loss carryforwards and research and development credit carryforwards, given the provisions of existing tax laws.

As of June 30, 2014, the Company had federal and state net operating loss carryforwards of approximately $235 million and $93 million, respectively, which expire between 2014 and 2034 if not utilized. As of June 30, 2014, the Company had federal research and development credits of approximately $6,871,000 that will begin to expire in 2014, if not utilized.

The Tax Reform Act of 1986 (the Act) provides for limitation on the use of net operating loss and research and development tax credit carryforwards following certain ownership changes (as defined by the Act) that could limit the Company’s ability to utilize these carryforwards. The Company may have experienced various ownership changes, as defined by the Act, as a result of past financings. Accordingly, the Company’s ability to utilize the aforementioned carryforwards may be limited. Additionally, U.S. tax laws limit the time during which these carryforwards may be applied against future taxes; therefore, the Company may not be able to take full advantage of these carryforwards for federal income tax purposes.

The Company’s net deferred tax assets are as follows:

	June 30,	June 30,
	2014	2013
Net operating loss carryforwards	$87,801,000	$83,470,000
Research and development tax credits	6,871,000	6,605,000
Accrued expenses, deferred revenue and other	1,003,000	1,698,000
	95,675,000	91,773,000
Valuation allowance	(95,675,000)	(91,773,000)
Net deferred tax assets	$-	$-

In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income and the application of loss limitation provisions related to ownership changes. Due to the Company’s history of losses, the deferred tax assets are fully offset by a valuation allowance as of June 30, 2014 and 2013.

During the years ended June 30, 2014, 2013 and 2012, the Company sold New Jersey state net operating loss carryforwards, which resulted in the recognition of $1,846,646, $1,753,208, and $1,068,233, respectively, in tax benefits.